UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23690

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

(Exact name of Registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2023 – August 31, 2024

Item 1. Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund II, Inc.

2024
Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	32
Other Information	33
Management of the Fund	34
Statement Regarding Basis for Approval of Investment Advisory Contracts	39
Privacy Policy	43

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

September 20, 2024

Dear Shareholder:

Puerto Rico Residents Tax-Free Fund II, Inc. (the “Fund”) is pleased to present this Letter to Shareholders for the fiscal year ended August 31, 2024.

The Federal Reserve Board (the “Fed”) did not raise the Fed funds rate in the meetings it held during the Fund’s fiscal year. The Fed funds rate was 5.25% to 5.50% at both the beginning and the end of the year.

The Fed’s statement after the July 2024 meeting cited moderation in job gains and an easing of inflation that remained somewhat elevated and above the Federal Open Market’s Committee’s 2% inflation objective as reasons for leaving the Fed funds rate unchanged. The economic outlook remained uncertain, and the Federal Open Markets Committee would remain attentive to risks on both sides of its dual mandate. The economic indicators since the July 2024 meeting tilted the balance in favor of policy easing. Chairman Powell, in his speech at the Fed’s Jackson Hole symposium in August 2024, stated that the time had come for adjustments to monetary policy.

The yield of the 10-year U.S. Treasury Note decreased during the year. It closed the year at 3.90% versus 4.11% at the beginning of the year. The yield of the 2-year U.S. Treasury Note decreased more, closing the year at 3.92% versus 4.86% at the beginning of the year. The yield curve is no longer inverted.

Judging the risks to its dual mandate on employment and inflation being roughly in balance and having greater confidence that inflation is moving sustainably towards 2%, the Fed lowered the Fed funds rate by 0.50% to a range of 4.75-5.25% at its September 2024 meeting. Prior to the meeting, market participants had been divided between the possibility of a 0.25% or a 0.50% rate cut. Additional rate adjustments will be dependent on incoming economic data, the evolving outlook, and the balance of risks.

The uncertainty over the pace of subsequent rate cuts, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to seeking investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2024. The views and opinions in the letter were current as of September 20, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Annual Report | August 31, 2024	1

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended August 31, 2024, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of August 31, 2024
	1-Year	Since Inception*
Puerto Rico Residents Tax-Free Fund II, Inc. - NAV	11.71%	-0.65%
Puerto Rico Residents Tax-Free Fund II, Inc. - Market	30.97%	-5.62%
Bloomberg Municipal Bond Index	6.09%	-0.15%

2	(787)764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

Growth of an assumed $10,000 investment as of August 31, 2024*

*	While the Fund commenced operations on May 31, 1995, it did not register with the SEC under the 1940 Act until May 21, 2021.

The following table provides summary data on the Fund’s dividends for the fiscal year based on the net asset value ("NAV"), and market prices as of August 31, 2024:

Dividend yield based on market	5.92%
Dividend yield based on NAV	3.19%
NAV	$2.82
Market Price	$1.52
Premium (discount) to NAV	(46.1%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. The Fund’s dividend distribution of $835,457 included all of the Fund’s net investment income for the year plus approximately $43,000 net investment income from prior years. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Annual Report | August 31, 2024	3

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of August 31, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of August 31, 2024

The largest Puerto Rico bond holding in the portfolio, representing 54.4%, are the new-issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. The valuation of the COFINA bonds increased during the period. The transfers to the Trustee for the redemption of the bonds for fiscal year 2025 commenced on July 1, 2024. As of September 20, 2024, $386.2 million or 72.6% of the required COFINA collections have been transferred to the Trustee compared to $364.5 million or 71.3% of collections for the same period last year. COFINA sales and use tax (IVU) collections are 5.9% higher than last year.

The Fund owns mortgage-backed securities (“MBS”) representing 1.0% of the portfolio. They include MBS issued and guaranteed by U.S. agencies, 0.7%, and certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS, 0.3%. The balance of the MBS decreased from the repayment of the underlying mortgages. The valuation of the MBS increased during the year as interest rates decreased across the yield curve.

The Fund’s U.S. holdings are comprised of U.S. agencies and State of Illinois general obligation bonds representing 36.3% and 8.3%, respectively, of the portfolio. The valuation of the U.S. agencies and municipal bonds increased during the year in response to lower interest rates. The rating of the Illinois general obligation bonds was upgraded by Fitch Ratings during the year.

The NAV of the Fund increased $0.21 during the fiscal year from $2.61 at the beginning of the year to $2.82 at year-end. As discussed above, there was an increase in the valuation of the Fund’s portfolio. The COFINA bonds had the most appreciation driven by the combination of lower rates and higher sales tax collections. At fiscal year-end the Fund's indicated market value was a 46.1% discount to its NAV, a decrease from the discount of 54.0% at the beginning of the year.

4	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the Fund's portfolio allocation using various metrics as of fiscal year-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Sales and Use Tax (PR)	54.4%
U.S. Agencies	36.3%
U.S. Municipal Bonds	8.3%
Mortgage-Backed Securities	0.7%
P.R. Tax Exempt Notes	0.3%
Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	55.4%
U.S.	44.6%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of August 31, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	% of Total Portfolio
AAA	37.3%
AA	0.0%
A	3.5%
BBB	4.8%
Below BBB	0.0%
Not Rated	54.4%
Total	100.0%

The “Not-Rated” category is comprised of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of August 31, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

Annual Report | August 31, 2024	5

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

6	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2024 (Unaudited)

As of August 31, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$5,827,000
Leverage Ratio[1]	18.1%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

[1]	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Annual Report | August 31, 2024	7

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (65.73%)
539,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)	4.500%	07/01/34	539,727
272,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)	4.550%	07/01/40	272,524
1,998,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)	4.750%	07/01/53	1,979,008
6,100,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a)	5.000%	07/01/58	6,124,230
5,734,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)	0.000%	07/01/46	1,922,843
5,557,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a)(b)	0.000%	07/01/51	1,356,268
2,767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)	4.329%	07/01/40	2,732,508
84,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)	4.536%	07/01/53	80,413
2,256,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a)	4.784%	07/01/58	2,227,526

				17,235,047
Total Puerto Rico Government Instrumentalities
(Cost $16,881,180)				17,235,047

See Notes to Financial Statements.

8	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (43.84%)
US Government and Agency Obligations (13.99%)
$3,675,000	Federal Home Loan Bank(c)	5.200%	09/28/37	$3,667,681

US Government Sponsored Entities (29.85%)
1,000,000	Federal Home Loan Bank(c)	2.030%	07/27/40	693,703
1,000,000	Federal Farm Credit Banks Funding Corp.	2.090%	06/18/40	707,500
5,010,000	Federal Home Loan Bank(c)	5.000%	07/15/36	5,624,959
800,000	Federal Home Loan Bank	6.500%	09/13/38	800,621
				7,826,783

Total Government Bonds
(Cost $11,991,754)				11,494,464

Municipal Bonds (10.05%)
Illinois (10.05%)
1,100,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(a)	5.250%	01/01/25	1,100,523
1,615,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(a)	5.432%	01/01/42	1,535,989
				2,636,512
Total Municipal Bonds
(Cost $2,744,675)				2,636,512

Mortgage-Backed Securities (0.79%)
Puerto Rico GNMA Bonds(d) (0.41%)
100,000	GNMA Serial Pool 556254	6.500%	08/15/31	103,719
4,750	GNMA Pool 548495	7.000%	05/15/31	4,748
				108,467

Puerto Rico Freddie Mac Bonds(e) (0.04%)
9,345	FGLMC Pool D74808	7.500%	09/01/26	9,339

Puerto Rico Fannie Mae Bonds(f) (0.34%)
25,179	FNMA Pool 589033	6.500%	08/01/31	25,925
17,698	FNMA Pool 627603	6.500%	11/01/31	18,223
25,017	FNMA Pool 626649	6.500%	03/01/32	25,758
4,140	FNMA Pool 536049	7.500%	10/01/30	4,118

See Notes to Financial Statements.

Annual Report | August 31, 2024	9

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2024

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds(f) (0.34%) (continued)
$13,695	FNMA Pool 523139	8.000%	04/01/30	$14,196
				88,220

Total Mortgage-Backed Securities
(Cost $199,828)				206,026

Puerto Rico Tax Exempt Notes (0.41%)(g)
13,391	Community Endowment, Inc. - collateralized by FN536020	8.500%	05/01/30	13,973
80,872	Community Endowment, Inc. - collateralized by GN470928	7.000%	06/15/28	82,820
9,635	Community Endowment, Inc. - collateralized by GN515390	7.500%	04/15/30	9,697
				106,490
Total Puerto Rico Tax Exempt Notes
(Cost $103,898)				106,490

Total Investments (120.82%)
(Cost $31,921,335)				$31,678,539

Liabilities in Excess of Other Assets (-20.82%)				(5,459,276)
NET ASSETS (100.00%)				$26,219,263

(a)	Security may be called before its maturity date.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(d)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

10	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2024

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs(a)	5.65%	08/15/2024	09/19/2024	$5,827,000
				$5,827,000

(a)	Reverse Repurchase Agreement with Goldman Sachs, $5,827,000 5.65% dated August 15, 2024, due September 19, 2024 (Collateralized by US government agencies and instrumentalities with a face amount of $6,100,000 and a fair value of $6,462,065 5.20% - 5.50%, with maturity dates from July 15, 2036, to September 28, 2037).

See Notes to Financial Statements.

Annual Report | August 31, 2024	11

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement of Assets and Liabilities

  August 31, 2024

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $6,403,445)	$6,462,065
Other securities, at fair value (cost $25,517,890)	25,216,474
$31,678,539
Cash and cash equivalents	267,458
Interest receivable	286,846
Prepaid and other assets	39,162
Total Assets	32,272,005

LIABILITIES:
Reverse repurchase agreements (cost $5,827,000)	5,827,000
Interest payable	15,547
Dividends payable	68,919
Payable to adviser	13,581
Payable to fund accounting and administration	18,433
Payable to transfer agency	2,773
Payable to directors	3,257
Payable for compliance fees	2,114
Payable for audit fees	69,389
Other payables	31,729
Total Liabilities	6,052,742
Net Assets	$26,219,263

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 shares authorized 9,284,633 issued and outstanding	$111,980,845
Accumulated deficit	(85,761,584)
Net Assets	$26,219,261

PRICING OF SHARES:
Net Assets	$26,219,261
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	9,284,633
Net asset value per share	$2.82

See Notes to Financial Statements.

12	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement of Operations

  For the year ended August 31, 2024

INVESTMENT INCOME:
Interest	$1,520,292
Total Investment Income	1,520,292

EXPENSES:
Investment adviser fee	232,843
Accounting and administration fees	62,449
Compliance expense	6,552
Transfer agent expenses	9,804
Interest expense	335,346
Audit expenses	64,949
Legal expenses	46,064
Custodian fees	7,430
Director expenses	31,394
Printing expenses	27,905
Insurance fee	39,181
Other expenses	18,914
Total expenses before voluntary waiver	882,831
Less fees voluntarily waived by investment adviser	(155,229)
Total Expenses	727,602
Net Investment Income	792,690

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	504,325
Net realized gain	504,325
Net change in unrealized appreciation on:
Investments	1,504,235
Net change in unrealized appreciation	1,504,235
Net Realized and Unrealized Gain on Investments	2,008,560
Net Increase in Net Assets Resulting from Operations	$2,801,250

See Notes to Financial Statements.

Annual Report | August 31, 2024	13

Puerto Rico Residents Tax-Free Fund II, Inc.	Statements of Changes in Net Assets

	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$792,690	$805,189
Net realized gain on investments	504,325	2,824
Net change in unrealized appreciation/(depreciation)	1,504,235	(1,092,159)
Net increase/(decrease) in net assets resulting from operations	2,801,250	(284,146)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(835,457)	(904,533)
Net decrease in net assets from dividends	(835,457)	(904,533)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	11,155	15,312
Net increase in net assets from capital share transactions	11,155	15,312

Net Increase/(Decrease) in Net Assets	1,976,948	(1,173,367)

NET ASSETS:
Beginning of period	24,242,313	25,415,680
End of period	$26,219,261	$24,242,313

See Notes to Financial Statements.

14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement of Cash Flows

  For the year ended August 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,801,250
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(800,000)
Proceeds from Calls, maturities and paydowns of portfolio securities	583,588
Amortization of premium and accretion of discount on investments, net	(128,260)
Net realized gain on:
Investments	(504,325)
Net change in unrealized appreciation on:
Investments	(1,504,235)
(Increase)/Decrease in assets:
Interest receivable	(23,880)
Prepaid and other assets	(427)
Increase/(Decrease) in liabilities:
Payable for interest expense	(434)
Payable to adviser	6,329
Payable to fund accounting and administration fees	6,534
Payable to transfer agency	(2,196)
Payable to directors	(3,279)
Payable for compliance fees	322
Payable for custodian fees	(654)
Payable for audit fees	(6,663)
Other payables	(6,120)
Net cash used in operating activities	$417,550

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(101,649,000)
Securities sold under reverse repurchase agreements	102,256,000
Cash distributions paid to common shareholders - net of distributions reinvested	(824,302)
Net cash used in financing activities	$(217,302)

Net decrease in cash and cash equivalents	$199,564
Cash and cash equivalents, beginning of year	$67,892
Cash and cash equivalents, end of year	$267,458

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest expense on reverse repurchase agreements	$335,780

NON-CASH ACTIVITIES:
Reinvestment of dividends	$11,155

See Notes to Financial Statements.

Annual Report | August 31, 2024	15

Puerto Rico Residents Tax-Free Fund II, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Net asset value - beginning of period	$2.61	$2.74	$3.31	$3.15

Income/(loss) from investment operations:
Net investment income(a)	0.09	0.09	0.10	0.09

Net realized and unrealized gain/(loss)	0.21	(0.12)	(0.57)	0.17
Total income/(loss) from investment operations	0.30	(0.03)	(0.47)	0.26
Less distributions:

Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.10)
Total distributions	(0.09)	(0.10)	(0.10)	(0.10)

Net increase/(decrease) in net asset value	0.21	(0.13)	(0.57)	0.16
Net asset value - end of period	$2.82	$2.61	$2.74	$3.31
Market value per share - end of period(b)	$1.52	$1.20	$1.26	$2.14
Total Return - Net Asset Value(c)	11.71%	(1.08%)	(14.44%)	9.55%
Total Return - Market Price(d)	30.97%	(1.10%)	(39.14%)	10.99%
Supplemental Data:

Net assets, end of period (in thousands)	$26,219	$24,242	$25,416	$30,727
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	3.51%	3.44%	1.82%	2.31%
Ratio of net expenses to average net assets(f)(g)	2.89%	2.83%	1.28%	1.63%

Ratio of gross operating expenses to average net assets(h)	2.18%	2.43%	1.78%	2.28%

Interest and leverage related expenses to average net assets	1.33%	1.01%	0.05%	0.03%
Ratio of net investment income to average net assets(g)	3.17%	3.33%	3.24%	2.80%
Portfolio turnover rate	0%	0.26%	0%	0%

(a)	Based on weekly average outstanding common shares of 9,282,751 for the year ended August 31, 2024, 9,277,741 for the year ended August 31, 2023, 9,271,780 for the year ended August 31, 2022, and 9,267,543 for the year ended August 31, 2021.
(b)	End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

See Notes to Financial Statements.

16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Financial Highlights

For a share outstanding during the periods presented

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $25,024,541 for the year ended August 31, 2024, $24,104,744 for the year ended August 31, 2023, $28,265,258 for the year ended August 31, 2022, and $30,079,873 for the year ended August 31, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended August 31, 2024, 2023, 2022, and 2021 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.62%. 0.60%, 0.54%, and 0.68%, respectively.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

Annual Report | August 31, 2024	17

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund II, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or Puerto Rico") and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was incorporated on March 21, 1995, and commenced operations on May 31, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the sole investment adviser to the Fund. Popular Asset Management LLC had been a co-investment adviser to the Fund until June 17, 2024, when it resigned. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At August 31, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $267,458 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the "Investment Adviser") (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund's Board of Directors (the "Board") in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures. See Note 2 for further discussions regarding fair value disclosures.

18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal year ended August 31, 2024, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Annual Report | August 31, 2024	19

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the fiscal year ended August 31, 2024.

20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year ended August 31, 2024, losses on mortgage-backed securities paydowns decreased interest income in the amount of $447 related to net realized loss on mortgage-backed securities paydowns (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss. There were no restructuring expenses throughout the year.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Annual Report | August 31, 2024	21

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

22	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$28,836,001	$–	$28,836,001
Municipal Bonds	–	2,636,512	–	2,636,512
Mortgage-Backed Securities	–	206,026	–	206,026
Total	$–	$31,678,539	$–	$31,678,539

There were no purchases, sales, or transfers, into or out of Level 3 securities during the fiscal year ended August 31, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal year end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the agreement. For the year ended August 31, 2024, the gross investment advisory fees amounted to $232,843. Total voluntarily waived fees amounted to $155,229 for a net fee of $77,614, of which $13,581 remains payable at fiscal year-end. There will be no recoupment of these voluntarily waived fees. Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Prior to its resignation, Popular Asset Management LLC provided advisory services in exchange for a fee calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in a separate investment advisory agreement with the Fund. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024. The Fund will pay Popular Asset Management LLC $2,500 per month for these services.

Annual Report | August 31, 2024	23

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the year ended August 31, 2024, the administrative fees and transfer agent fees amounted to $62,449 and $9,804, and $18,433 and $2,773 remains payable, respectively.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the fiscal year ended August 31, 2024, the custody fees amounted to $7,430 and $0 remains payable.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. Each Independent Director receives a stipend from the Fund of $1,000 for attendance at each Board meeting and shareholder meeting and up to $1,000 for attendance at each special Board meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. Three of the Independent Directors of the Fund also serve on the Fund's Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the year ended August 31, 2024, the compensation expense for the six independent directors of the Fund was $31,394, of which $3,257 remains payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services Inc., or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the fiscal years ended August 31, 2024, and August 31, 2023, were as follows:

	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023
Common shares outstanding - beginning of year	9,280,443	9,274,521
Common shares issued as reinvestment of dividends	4,190	5,922
Common shares outstanding - end of period	9,284,633	9,280,443

24	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the fiscal year ended August 31, 2024, was $0. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the fiscal year ended August 31, 2024, were $583,588. Reverse repurchase agreements entered into for the fiscal year ended August 31, 2024, were $102,256,000.

During the fiscal year ended August 31, 2024, the Fund received cash in the amount of $505,963 as residual income from two defaulted bonds that were previously written down by the Fund, which is included in net realized gain on investment in the Statement of Operations. Based on the uncertainty of any future recovery of past due interest and principal and the illiquidity of the defaulted bonds, management continues to carry the bonds at $0 value.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the fiscal year	5.65%
Maximum aggregate balance outstanding at any time during the fiscal year	$10,673,000
Average balance outstanding during the fiscal year	$5,951,445
Average interest rate during the fiscal year	5.63%

At August 31, 2024, the interest rate on reverse repurchase agreements was 5.65% with maturity on September 19, 2024. Interest rates on collateral ranged from 5.20% to 5.50% and maturity dates ranged from July 15, 2036, to September 28, 2037. The outstanding agreement to repurchase as of fiscal year end may be called by the counterparty before their maturity date.

At August 31, 2024, investment securities with fair values amounting to $6,462,065 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $15,547 at August 31, 2024.

Annual Report | August 31, 2024	25

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

At August 31, 2024, the details of the reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs	$5,827,000	$–	$5,827,000	$–
Total	$5,827,000	$–	$5,827,000	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $5,827,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at August 31, 2024.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At August 31, 2024, the Fund had investments with an aggregate market value of $17,235,047 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at August 31, 2024, the Fund had investments with market values of $108,467, $9,339, and $88,220, which were each issued by one issuer located in the United States and are not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

Annual Report | August 31, 2024	27

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$792,690
Reclassification of realized gain (loss) on securities’ paydowns	(447)
Distributable net investment income for tax purposes	$792,243

Net realized gain on investments	$504,325
Reclassification of realized gain (loss) on securities’ paydowns	447
Net realized gain on investments, for tax purposes	$504,772

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$31,921,335
Gross appreciation	529,047
Gross depreciation	(771,842)
Net appreciation/(depreciation)	$(242,796)

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

For the fiscal year ended August 31, 2024, the Fund distributed $835,457 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2024, were as follows:

Undistributed net investment income, beginning of the fiscal year	$576,683
Distributable net investment income for the fiscal year	792,243
Dividends	(835,457)
Undistributed net investment income, end of the fiscal year	$533,469

Accumulated net realized loss on investments, beginning of the fiscal year	$(86,557,029)
Net realized gain on investments for the fiscal year	504,772
Accumulated net realized loss on investments, end of the fiscal year	$(86,052,257)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Annual Report | August 31, 2024	29

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2024

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Since the Fund does not hold any derivatives as of August 31, 2024, SEC Rule 18f-4 has no impact on the Fund.

NOTE 13. SUBSEQUENT EVENTS

On September 30, 2024, the Board declared an ordinary net investment income dividend of $0.00750 per common share, totaling $69,637, which was paid on October 10, 2024, to common shareholders of record as of September 30, 2024.

The Fund has performed an evaluation of events occurring subsequent to August 31, 2024, through October 30, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Annual Report | August 31, 2024	31

Puerto Rico Residents Tax-Free Fund II, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Puerto Rico Residents Tax-Free Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Puerto Rico Residents Tax-Free Fund II, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

October 30, 2024

32	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Other Information

August 31, 2024 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

Annual Report | August 31, 2024	33

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2024 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their birth year and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Enrique Vila del Corral (1945) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Chairman of the Board of Directors	Director since inception.	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	The Puerto Rico Residents Family of Funds (7 Funds)**	3 Funds Managed by Popular Asset Management
Carlos Nido (1964) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2009.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	The Puerto Rico Residents Family of Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***	None

34	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2024 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
J. Gabriel Pagán Pedrero (1953) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since inception.	Vice President of Insular Construction and Supply Company Inc. since 1984.	The Puerto Rico Residents Family of Funds (7 Funds)**	None
Luis M. Pellot (1948) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2011.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	The Puerto Rico Residents Family of Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***	None
Clotilde Pérez (1951) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2013.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	The Puerto Rico Residents Family of Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***	None
Jorge I. Vallejo (1954) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2010.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	The Puerto Rico Residents Family of Funds (7 Funds)**	3 Funds Managed by Popular Asset Management

Annual Report | August 31, 2024	35

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2024 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
OFFICERS
Leslie Highley, Jr. (1946) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	President	President since 2021.	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice President of UBS Financial Services Inc.; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	N/A	N/A
Liana Loyola (1961) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Secretary	Secretary since 2014.	Attorney in private practice since 2009.	N/A	N/A
William Rivera (1958) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Treasurer	Treasurer since 2022.	Executive Director of UBS Asset Managers of Puerto Rico, since 2011.	N/A	N/A

36	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2024 (Unaudited)

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gustavo Romanach (1974) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Assistant Vice President	Assistant Vice President since 2024.	Director of UBS Asset Managers of Puerto Rico, since 2013.	N/A	N/A
Jerald Wirzman (1963) c/o SS&C Registered Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203	Chief Compliance Officer	Chief Compliance Officer since 2024.	Mr. Wirzman currently serves as Assistant Vice President and Compliance Manager at SS&C Registered Fund Services. Prior to joining SS&C/ALPS in 2021, Mr. Wirzman served as Director of Compliance of Prudential Insurance Company of America beginning in February 2007. During his time at Prudential, Mr. Wirzman served as the Chief Compliance Officer to the Prudential Retirement and Annuity Company’s Registered Insurance Retirement Products division.	N/A	N/A

*	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached 85 years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

Annual Report | August 31, 2024	37

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2024 (Unaudited)

**	The Funds consist of Puerto Rico Residents Bond Fund I; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Puerto Rico Residents Family of Funds”).

***	The Funds consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”).

38	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contracts

August 31, 2024 (Unaudited)

The Board of the Fund met on May 23, 2024 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements”) by and between the Fund and each of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively the “Co-Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Co-Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Co-Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis and discussion amongst themselves and the Co-Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Co-Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent, and quality of the Co-Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Co-Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Co-Investment Advisers provide portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non advisory” services the Co-Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s Custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Annual Report | August 31, 2024	39

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contracts

August 31, 2024 (Unaudited)

In addition to the services provided by the Co-Investment Advisers, the Independent Directors also considered the risks borne by the Co-Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Co-Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2023 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe), on an absolute basis and as compared to the performance of unaffiliated comparable funds (the “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Co-Investment Advisers to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or voluntary fee waivers, if any) paid by the Fund to the Co-Investment Advisers in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to that of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Co-Investment Advisers’ rationale for proposing the management fee rate of the Fund, which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Co-Investment Advisers with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds), and the economics to the Co-Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the voluntary expense limitations and/or fee waivers, if applicable, proposed by the Co-Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Co-Investment Advisers had voluntarily waived or reimbursed, if applicable, over the last fiscal years; and they considered the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

40	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contracts

August 31, 2024 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Co-Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Co-Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of each Co-Investment Adviser and their respective representations regarding the stability of each firm, their operating margins, and the manner in which they fund their future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed profitability information for each Co-Investment Adviser derived from its relationship with the Fund for the most recent fiscal year end available on the date of the meeting on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Co-Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by each Co-Investment Adviser, including and excluding distribution expenses incurred by each Co-Investment Adviser from their own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Co-Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways, including breakpoints in the management fee schedule, voluntary fee waivers and/or expense limitations, pricing of the Fund at scale at inception, or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Co-Investment Adviser's statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Co-Investment Adviser. In addition, each Co-Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Co-Investment Advisers’ fee structures.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Co-Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Co-Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Co-Investment Advisers and concluded that the indirect benefits received were reasonable.

Annual Report | August 31, 2024	41

Puerto Rico Residents Tax-Free Fund II, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contracts

August 31, 2024 (Unaudited)

Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to the Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through December 31, 2024.

42	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund II, Inc.	Privacy Policy

August 31, 2024 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,
●	Written and electronic correspondence,
●	Telephone contacts,
●	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
●	Website visits,
●	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Annual Report | August 31, 2024	43

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, OH 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral
Chairman of the Board

Clotilde Pérez

Director

J. Gabriel Pagán Pedrero
Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Leslie Highley, Jr.

President

William Rivera

Treasurer

Liana Loyola

Secretary

Jerald Wirzman

Chief Compliance Officer

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.
●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund II, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Fund’s Board of Directors has determined that it has an audit committee financial expert serving on its Audit Committee (the “Audit Committee”) that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)	The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	Not applicable.

(b)	No disclosures are required by this Item 3(b).

(c)	No disclosures are required by this Item 3(c).

(d)	No disclosures are required by this Item 3(d).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended August 31, 2023, were $60,487 and for the fiscal year ended August 31, 2024, were $54,783.

(b)	Audit-Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended August 31, 2023, were $0 and for the fiscal year ended August 31, 2024, were $0.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2023, were $10,357 and for the fiscal year ended August 31, 2024, were $10,357.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal year ended August 31, 2023, were $0 and for the fiscal year ended August 31, 2024, were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures - The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended August 31, 2023, and August 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2023, and August 31, 2024, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its investment adviser, and adviser affiliates that provide ongoing services to the Registrant for the fiscal year ended August 31, 2023, were $0, and for the fiscal year ended August 31, 2024, were $0. Non-audit fees disclosed pertain solely to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and its affiliates. Popular Asset Management LLC had been a co-investment adviser to the Fund until June 17, 2024, when it resigned.

(h)	The Audit Committee considered the provision of non-audit services that were rendered to the Registrant’s co-investment advisers and any entity controlling, controlled by, or under common control with the Registrant’s co-investment advisers that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the Registrant is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s investment adviser

The Fund believes that the Fund’s investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve the investment adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by an investment adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The following provides biographical information about the Fund’s Portfolio Manager, who is primarily responsible for the day-to-day portfolio management of the Fund as of August 31, 2024:

Mr. Leslie Highley, Jr. is responsible for the execution of specific investment strategies and day-to-day investment operations of the registrant. Mr. Highley manages the Fund using a team of analysts and portfolio managers. The day-to-day operations of the registrant and the execution of its specific investment strategies is the primary responsibility of Mr. Highley, the designated portfolio manager of the Registrant (the “Portfolio Manager”).

Mr. Highley manages several funds and portfolios. Mr. Highley is the President of the Registrant and Managing Director of UBS Trust Company of Puerto Rico. He is Senior Vice President of UBS Financial Services Inc., Senior Vice President of the Puerto Rico Residents Family of Funds, President of Dean Witter Puerto Rico, Inc., since 1989, and Executive Vice President of the Government Development Bank for Puerto Rico.

(a)(2)	The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of August 31, 2024:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1,798,428,946	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

As described above, the Portfolio Manager manages other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Registrant’s investment adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Registrant’s investment adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Registrant’s investment adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when the Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in the Portfolio Manager devoting unequal time and attention to the management of each account. The Registrant’s investment adviser seeks to manage such competing interests for the time and attention of the Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most accounts managed by the Portfolio Manager in a particular investment strategy are managed using the same investment models.

If the Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Registrant’s investment adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Registrant’s investment adviser determines which broker to use to execute transaction orders, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts, the Registrant’s investment adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Registrant’s investment adviser may place separate, non-simultaneous transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the Portfolio Manager. Finally, the appearance of a conflict of interest may arise where the Registrant’s investment adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the Portfolio Manager has day-to-day management responsibilities.

The Registrant’s investment adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Compensation. As of August 31, 2024, Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus, and long-term incentive payments.

Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, the Registrant’s investment adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor, taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his compliance with the Registrant’s investment adviser’s policies and procedures. The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, the Registrant’s investment adviser, based on its operating earnings.

(a)(4)	The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Manager of the Fund as of August 31, 2024:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001 - $50,000

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period ended August 31, 2024, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)

There were no changes in the Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics is filed herewith.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

By:	/s/ Leslie Highley
Leslie Highley
President

Date:	November 8, 2024

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Leslie Highley
Leslie Highley
President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	November 8, 2024